                                                                    EXHIBIT 10.1


                       CONSULTING AND SETTLEMENT AGREEMENT


         This CONSULTING AND SETTLEMENT AGREEMENT (the "AGREEMENT") is effective as of January 1, 2002, by and between Stephen D. Halliday, an individual ("CONSULTANT"), and AmeriVision Communications, Inc., an Oklahoma corporation (the "COMPANY").

                                   WITNESSETH:

         WHEREAS, Consultant, the Company, and Tracy Freeny, an individual (the "STOCKHOLDER"), entered into that certain Amended and Restated Employment Agreement dated May 26, 2000, as amended (the agreement and its amendments thereof to be referred to as the "EMPLOYMENT AGREEMENT" herein), which provides for the employment of the Consultant by the Company in an executive capacity pursuant to the terms and conditions thereof;

         WHEREAS, Consultant and the Company entered into a certain Acknowledgment and Agreement dated the date hereof (the "ACKNOWLEDGMENT AND AGREEMENT"), pursuant to which Consultant terminated his employment with the Company for "Good Reason" under Section 8(e) of the Employment Agreement and pursuant to which the Company acknowledged and agreed that there was a termination of Consultant's employment for Good Reason pursuant to the Employment Agreement, and that the Company acknowledges that the Consultant is relying on the Acknowledgment and Agreement for purposes of entering into this Agreement and understands that the Consultant would not enter into this Agreement, but for the Company's execution of the Acknowledgment and Agreement;

         WHEREAS, Consultant is relying on his Good Reason termination and the rights and benefits resulting therefrom as specified under Section 8(e) of the Employment Agreement, including certain payments as enumerated in Exhibit A attached hereto ("PAYMENTS DUE"); and

         WHEREAS, Consultant and the Company desire to reach a full settlement of Consultant's Good Reason termination by entering into this Agreement, in which Consultant desires to serve in a consulting role in assisting the Company on special projects for the mutual benefit of the Company and Consultant in exchange for the receipt of a promissory note made by the Company substantially in the form attached hereto as Exhibit B (the "NOTE"), and other good and valuable consideration.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Engagement. The Company agrees to and does hereby retain Consultant in a consulting capacity as an independent consultant, not as an employee, and Consultant does hereby agree to serve the Company in such capacity for the Term of this Agreement, as defined in Section 4 herein.

         2. Duties of Consultant. During the Term hereof, Consultant shall, at the request of the Company's Chairman, reasonably exercised, assist the Company in designing, developing, reviewing, analyzing, implementing, improving or otherwise accomplishing each of the following special projects:

                  a. alternatives to the current WorldCom carrier contract;

                  b. increasing the transition of current customers to direct billing;

                  c. current long distance rate plans and current PICC/USF costs;

                  d. resolution of the USHA matter;

                  e. assist in the Company's relationship with T.D. Jakes, Jay Sekulow, and Mary Lou Retton.

                  f. litigation and legal issues;

                  g. financial, risk-analysis and strategic implications of significant Company transactions;

                  h. strategic review and oversight;

                  i. relationships with investment banks and other capital and financing sources; and

                  j. such other projects as the Chairman may reasonably identify, subject to Consultant's acceptance of such projects in Consultant's sole and absolute discretion.

Consultant shall have the right to devote such time and effort to the accomplishment of the requested assistance as he deems, in his sole discretion, to be necessary and appropriate.

         3. Payments to and Expense Remuneration of Consultant. In consideration for Consultant's services as provided in Section 2 herein and as settlement of the Company's obligations to make the Payments to the Consultant as a result of Consultant's Good Reason termination of his employment pursuant to the Employment Agreement, the Company agrees to provide Consultant with the following:

                  a. Promissory Note. The Company shall make a Note, substantially in the same form as shown on Exhibit B attached hereto, payable to Consultant for a principal amount equal to the nominal value of all Payments due Consultant as shown on Exhibit A attached hereto.

                  b. Reimbursable Expenses. By the fifth (5th) day of each month beginning February 5, 2002, Consultant shall submit an invoice and adequate supporting documentation, and the Company shall reimburse Consultant for such expenses within fifteen (15) days thereof, for all reasonable and necessary travel expenses incurred by Consultant in connection with his services hereunder until such time of an Event of Termination, which includes, but are not limited to, round-trip coach class travel, lodging and meal expenses, including those incurred in attending any meeting of Company personnel to which Consultant shall have been requested by the Company's chief executive officer to be present. In the event of any dispute concerning the adequacy of the above tendered substantiation, the Company shall reimburse Consultant within fifteen (15) days following the resolution of such dispute. For expenses reimbursable under this subsection (b), Consultant shall submit all invoices and adequate supporting documentation no later than ninety (90) days following the date such expenses are incurred by Consultant.

         4. Termination and Term.

                  a. Event of Termination. This Agreement and its terms shall remain in effect until such time that an "Event of Termination" occurs. An "EVENT OF TERMINATION" shall occur 30 days after either party hereto provides the other party with written notice of its intention to terminate this Agreement, or upon the death of Consultant.

                  b. Note to Survive Termination. Notwithstanding anything herein to the contrary, the Note and all of the Company's obligations thereunder shall survive any Event of Termination or other termination, suspension or invalidation of this Agreement.

                  c. Term. This Agreement shall commence on the date hereof and continue until either 1) an Event of Termination occurs, or 2) the Company pays to Consultant all amounts due under the Note, whichever occurs first (the "TERM").

         5. Independent Contractor. The services of the Consultant are to be rendered by him as an independent contractor and not as an employee of the Company. In that regard, the Consultant shall not be deemed to be employed by the Company for purposes of the Federal Social Security Act or any federal or state law concerning employment, compensation for employment services rendered or insurance for injuries sustained in the performance of his service, and Consultant shall be required to file all tax forms required of an independent contractor and shall be solely responsible for the payment and reporting of any taxes due on whatever remuneration is paid by the Company to Consultant hereunder or by Consultant to any third party. Consultant shall have unilateral control over the manner in which he shall provide the consulting services herein contracted for, inclusive of work schedule and the location and operation of any business office, and the Company shall have no direct or implied authority over Consultant's work nor supervisory power over the procedures employed by the Consultant, other than to assure itself with regard to the Consultant's adherence to reasonable standards for the conduct of the services contracted for hereunder. Consultant shall not be restricted from undertaking any other business activities or full time employment.

         6. Indemnification. The Company agrees to indemnify and hold harmless Consultant against all costs, expenses (including, without limitation, reasonable attorneys' fees) and liabilities (other than settlements to which the Company does not consent, which consent shall not be unreasonably withheld) (collectively, "Losses") reasonably incurred by Consultant in connection with any claim, action, proceeding or investigation brought against or involving Consultant with respect to, arising out of or in any way relating to Consultant's services provided to the Company under this Agreement; provided however, that the Company shall not be required to indemnify Consultant for Losses incurred as a result of Consultant's intentional, reckless or grossly negligent misconduct (other than matters where

Consultant acted in good faith and in a manner he reasonably believed to be in and not opposed to the Company's best interests). Consultant shall promptly notify the Company of any claim, action, proceeding or investigation under this paragraph and the Company shall be entitled to participate in the defense of any such claim, action, proceeding or investigation and, if Company so chooses, to assume the defense with counsel selected by the Company; provided that Consultant shall have the right to employ counsel to represent Consultant (at the Company's expense) if Company counsel would have a "conflict of interest" in representing both the Company and Consultant. The Company shall not settle or compromise any claim, action, proceeding or investigation without Consultant's consent, which consent shall not be unreasonably withheld; provided, however, that such consent shall not be required if the settlement entails only the payment of money and the Company fully indemnifies Consultant in connection therewith. The Company further agrees to advance any and all expenses (including, without limitation, the fees and expenses of counsel) reasonably incurred by the Consultant in connection with any such claim, action, proceeding or investigation, provided Consultant first enters into an appropriate agreement for repayment of such advances if indemnification is found not to have been available.

         7. Representations and Warranties. The Company represents and warrants to Consultant the following:

                  a. It has the power to enter into this Agreement and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery, and performance.

                  b. This Agreement does not and will not violate or conflict with any law applicable to it, and provision of its organizational documents, any order of judgment of any court or other agency of government applicable to it or any of its assets or any contractual restrictions binding on or affecting it or any of its assets;

                  c. Its obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium, or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)); and

                  d. There is not pending or, to its knowledge, threatened against it or any of its subsidiaries any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect (1) the legality, validity or enforceability against it of this Agreement or its ability to perform its obligations hereunder or (2) in a materially adverse way, the operations, business, property or assets or financial or other condition of Consultant.

         8. Further Assurances. Each party hereto agrees to perform any further acts and to execute and deliver any further documents which may be reasonably necessary to carry out the provisions of this Agreement.

         9. Assignment. The Company may not assign this Agreement or its rights hereunder, except that it may assign this Agreement and its rights hereunder in whole to any entity with or into which it may hereafter merge or consolidate or to which it may transfer all or substantially all of its assets, if such entity shall by operation of law or expressly in writing assume all liabilities of the Company hereunder as fully as if it had been named the Company herein. In the event that the Company assigns its rights, interests and obligations as permitted hereunder, the Company shall remain liable and responsible for its obligations hereunder notwithstanding such assignment.

         10. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument. Further, the parties may indicate their agreement to this Agreement by telecopy of an executed signature page which, upon exchange of countersigned faxed signatures, will for all purposes be deemed due execution, and each party agrees to promptly follow such faxed signature pages with the original copies thereof to the other party.

         11. Binding Effect. This Agreement shall inure to the benefit of, be binding upon and enforceable against, the parties hereto and their permitted, respective successor, heirs, beneficiaries and permitted assigns.

         12. Headings. The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

         13. Waiver. The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a continuing waiver of any subsequent breach by either party. No waiver by either party of any provision or condition to be performed shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or any prior or subsequent time. No waiver by either party of any provisions or conditions to be performed shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or any prior or subsequent time.

         14. Governing Law. Regardless of the place of execution or performance, this Agreement shall be governed by, interpreted, construed, and enforced in accordance with the laws of the State of Oklahoma without giving effect to such State's conflicts of laws provisions.

         15. Severability. If, for any reason, any provision of this Agreement is held invalid, such invalidity shall not affect any other provision of this Agreement not held so invalid, and each such other provision shall to the full extent consistent with law continue in full force and effect. If any provision of this Agreement shall be held invalid in part, such invalidity shall in no way affect the rest of such provision not held so invalid, and the rest of such provision, together with all other provisions of this Agreement, shall to the full extent consistent with law continue in full force and effect.

         16. Capitalized Terms. Any capitalized term used, but not otherwise defined in this Agreement shall have the meaning ascribed to such term in the Employment Agreement or in the Acknowledgment and Agreement.

         17. Entire Agreement. This Agreement and the Acknowledgment and Agreement contain the entire agreement of the parties with respect to the subject matter hereof and thereof, and none of the aforementioned agreements shall be modified or changed in any respect except in writing, duly signed by the parties.

         18. Settlement. This Agreement represents the full settlement of all rights and remedies of the Company and Consultant under the Employment Agreement.

         19. Interpretation of Provisions. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         20. Notice. Any notice required, or permitted to be given by the parties, shall be deemed sufficient if mailed by certified mail, return receipt requested, to the parties, as follows:

                  If to Company:             AmeriVision Communications, Inc.
                                             5900 Mosteller Drive, Suite 1600
                                             Oklahoma City, Oklahoma 73112
                                             Attn: Kenneth R. Kolek

                  If to Consultant:          Stephen D. Halliday
                                             c/o Wiley Rein & Fielding, LLP
                                             1776 K Street, NW
                                             Washington, DC 20006-2304

                           [SIGNATURE PAGE TO FOLLOW]

             [SIGNATURE PAGE TO CONSULTING AND SETTLEMENT AGREEMENT]

         IN WITNESS WHEREOF, the parties hereto have executed this Consulting and Settlement Agreement as of the effective date hereof.



                                             AMERIVISION COMMUNICATIONS, INC.

                                             By:    /s/ KENNETH R. KOLEK
                                                 -------------------------------

                                             Name:  Kenneth R. Kolek
                                                   -----------------------------

                                             Title: Chairman/CEO
                                                    ----------------------------



                                                    /s/ STEPHEN D. HALLIDAY
                                             -----------------------------------
                                              STEPHEN D. HALLIDAY

                                    EXHIBIT A

                                  PAYMENTS DUE


                                 YEAR       AMOUNT
                                 ----       ------

                                 2002     $ 1,343,843(1)

                                 2003     $   641,346

                                 2004     $   251,267
                                          -----------

                                          $ 2,236,456


(1) As of May 30, 2002, the amount of $187,500 had been paid to Consultant, resulting in a net payable amount of $2,048,956 due to Consultant as of such date. Assuming that the Company makes a $37,500 payment to Consultant on June 15, 2002, a net payable amount of $2,011,456 shall be due to Consultant as of June 30, 2002.

                                    EXHIBIT B

                                     FORM OF
                                 PROMISSORY NOTE

FACE AMOUNT:             $2,011,456
INTEREST RATE:           4.36% per year
TERM:                    54 months
FIRST PAYMENT DUE:       July 10, 2002

         1. FOR VALUE RECEIVED, AmeriVision Communications, Inc., an Oklahoma corporation, with its principal office in Oklahoma City, Oklahoma ("MAKER" or the "COMPANY"), hereby unconditionally promises to pay to the order of Stephen
D. Halliday, or his assignee ("HOLDER"), in collected funds the principal sum of TWO MILLION ELEVEN THOUSAND FOUR HUNDRED FIFTY-SIX & 00/100 DOLLARS ($2,011,456.00) in fifty-four (54) monthly payments (the "TERM"), at 4.36% interest (This note shall be referred to herein as the "NOTE"). The payment schedule for the Note is as follows:

                  a)       $ 45,220.00 per month for the first month (July
                           2002);

                  b) $ 41,300.00 per month for the next fifty-two (52) months (August 2002 through November 2006); and

                  c)       $ 23,836.00 per month for the last month (December
                           2006).

                  1.1. Payment Due Date. Each monthly payment due under this Note shall be payable on the 10th day of each calendar month, beginning with the 10th of July 2002, and will become past due, and thus constitute an Event of Default (as defined in Section 3 herein), if not mailed to the Holder and postmarked on or before the 20th day of each calendar month. All past due principal on this Note will, at Holder's option, bear interest at a rate of twelve percent (12%) per annum until the date of payment (the "PENALTY INTEREST"). Such interest shall be computed on the basis of a 365-day year for the actual number of days elapsed.

                  1.2 Interest and Allocation of Payments. The interest provided in the first paragraph of Section 1 of this Note shall accrue throughout the Term on the unpaid principal balance at the rate specified above, and shall be payable and due at maturity, subject to the payment allocation specified below:

                  a) The first $3,800.00 of each monthly payment specified in Section 1 above will be credited to unpaid, accrued interest (if any) as of the date of payment (the "CURRENTLY PAYABLE INTEREST"). The Currently Payable Interest shall not accrue interest during the Term.

                  b) Any unpaid, accrued interest beyond the Currently Payable Interest (such amount to be referred to as the "UNPAID ACCRUED INTEREST") shall not accrue interest during the Term.

                  c)       The balance of each monthly payment specified in
                           Section 1 above in excess of $3,800.00 shall be credited to the outstanding principal balance.

                  1.3. Instructions for Payment. All payments of principal, interest and other amounts payable on or in respect of this note or the indebtedness evidenced hereby shall be made to Holder in U.S. dollars, by a Company check or by wire transfer, upon the sole discretion of Holder or his assigns. Maker shall make such payments of principal and interest to Holder at the address of Holder set forth on the signature page hereto or at such other place or pursuant to wire transfer instructions as Holder shall have notified Maker in writing.

         2. Special Provisions.

                  2.1. Prepayable. This Note is prepayable from time to time in whole or in part. Prepayments shall be credited first, to the reduction of Penalty Interest, if any, and second, to the reduction of the last maturing principal payments of this Note.

                  2.2. No Set-Off. All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made to Holder without set-off or counterclaim and free and clear of and without any deductions of any kind.

         3. Event of Default. Notwithstanding the foregoing, the principal debt owing by Maker under this Note, together with any Penalty Interest or Currently Payable Interest (as may accrue under Section 1.2 hereof), but excluding and forgiving any Unpaid Accrued Interest, shall be immediately due and payable, upon written demand by the Holder to Maker (with such written demand not being required in the event of default described in Section 3.1), in the event of the occurrence and continuation of any of the following (each an "EVENT OF DEFAULT"):

                  3.1. Breach of Timely Payment. Maker fails to make a timely payment of the monthly installment as provided in Section 1 herein. In this Section 3.1, the entire unpaid principal and all unpaid Penalty Interest and Currently Payable Interest, but excluding and forgiving any Unpaid Accrued Interest, of this Note shall become immediately due and owing, without notice, demand or presentment to Maker. Moreover, in this Section 3.1 Maker and each surety, endorser and guarantor waive all demands for payment, presentations for payment, notices of intention to accelerate maturity, notices of acceleration of maturity, protests and notices of protest, to the extent permitted by law;

                  3.2. Breach of Obligation or Covenant. A material breach of any obligation or covenant under this Note or any other obligation, covenant, or liability contained or referred to in this Note;

                  3.3. Breach of Representation or Warranty. Any warranty, representation, or statement made or furnished to the Holder by or on behalf of Maker proves to be or to have been false in any material respect;

                  3.4. Bankruptcy. Maker (a) files (or consents to the filing of) any petition or complaint pursuant to federal or state bankruptcy or insolvency laws seeking the appointment of a receiver or trustee for any of its assets, seeking the adjudication of Maker as bankrupt or insolvent, seeking an "order for relief" under such statutes, or seeking a reorganization of or a plan of arrangement for Maker and (b) such petition is not dismissed within sixty (60) days after the filing thereof or Maker makes a general assignment for the benefit of its creditors;

                  3.5. Change in Control. A Change in Control (as defined below) of Maker. For the purposes of this Note, "CHANGE IN CONTROL" shall mean
         (a) the sale, lease or other transfer of all or substantially all of the assets of Maker to any person or group (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("SECTION 13(d)(3)"); (b) the adoption by the stockholders of Maker of a plan relating to the liquidation or dissolution of Maker; (c) the merger or consolidation of Maker with or into another entity or the merger of another entity into Maker or any subsidiary thereof with the effect that immediately after such transaction the stockholders of Maker immediately prior to such transaction directly and indirectly hold less than fifty percent (50%) of the total voting power of all securities generally entitled to vote in the election of directors, managers or trustees of the entity surviving such merger or consolidation; (d) the acquisition by any person or group (as such term is used in Section 13(d)(3)) of more than fifty percent (50%) of the direct and indirect voting power of all securities of Maker generally entitled to vote in the election of directors of Maker; or (e) the majority of Maker's Board of Directors being composed of members, other than the current directors as of January 1, 2002, who have served less than twelve (12) consecutive months; or

                  3.6. Dividends and other Distributions. Within any calendar quarter, Maker pays dividends or share redemption payments or makes any other distribution with respect to its capital stock that violates any of the Company's bank loan covenants, including those of Coast Business Credit, and including a covenant that may state, in substantially the same form as hereinafter provided, that such dividends, share redemption payments or other distributions shall not exceed, in the aggregate, a specified percentage of Maker's "quarterly net earnings", with such quoted term being deemed to consist of Maker's net income after tax (excluding extraordinary gains), confirmed by reference to Maker's quarterly financial statements, prepared in accordance with generally accepted accounting principles. In the event that, during the Term of this Note, a Company's lender waives any bank loan covenant or a portion thereof, including the percentage limitation above, in connection with an extension of credit to the Company, then Holder's acceptance and consent of such waiver is hereby deemed to have been granted and shall not violate this Section 3.6; provided, however, Maker shall give written notice to Holder within fifteen (15) days of any such waiver.

         4. Costs of Collection or Enforcement. If at any time this Note is placed in the hands of an attorney for collection, or if suit is brought for collection or enforcement, or if it is collected through bankruptcy or other judicial proceeding, then Maker agrees to pay all costs of collection and enforcement, including reasonable attorney's fees and court costs, together with any Penalty Interest or Currently Payable Interest.

         5. No Waiver. Neither a delay on the part of Holder in the exercise of any power or right under this Note, nor a single or partial exercise of any such power or right, shall operate as a waiver thereof. Enforcement by Holder of any of its rights hereunder shall not constitute an election by it of remedies so as to preclude the exercise of any other remedy available to it.

         6. Covenants.

                  6.1. Board Observer Rights. Upon the Holder's execution and delivery of a counterpart copy of a Confidentiality and Non-Competition Agreement in the form of Exhibit A hereto (the "CONFIDENTIALITY AND NON-COMPETITION AGREEMENT") and, subject to his future performance in accordance with its terms and the terms of the Consulting and Settlement Agreement, continuing until the termination of that agreement, Mr. Halliday may, as a non-voting and unpaid observer, attend all meetings of the Company's Board of Directors and shall be provided with copies of all notices, minutes, information and other materials generated with respect to such meetings that Maker provides to its directors, when and as such materials are delivered to the directors.

                  6.2. Right to Receive Financial Statements.

                           6.2.1. Maker shall provide Holder as soon as
                  practicable after the end of each fiscal quarter, and in any event within forty-five (45) days, unaudited consolidated balance sheets of Maker and its subsidiaries, if any, as of the end of such fiscal quarter, unaudited statements of income, statements of changes in financial condition, statements of cash flow of Maker and its subsidiaries and statements of shareholders' equity for such period and for the current fiscal year to date, and setting forth in each case in comparative form the figures for corresponding periods in the previous fiscal year, and setting forth in comparative form the budgeted figures, prepared in accordance with generally accepted accounting principles.

                           6.2.2. Maker shall provide Holder as soon as
                  practicable after the end of each month, and in any event within thirty (30) days, monthly financial statements in substantially the same format as currently prepared by Maker in accordance with past practice.

         7. Representations of Maker. Maker makes the following representations and warranties to Holder:

                  7.1. Corporate Status. Maker is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Oklahoma.

                  7.2. Authorization. All corporate action on the part of Maker and its officers, directors and shareholders necessary for Maker to execute and perform its obligations under this Note has been taken.

                  7.3. Validity of Note. This Note is a legally valid and binding obligation of Maker. The issuance of this Note does not and will not violate any agreements to which Maker is, or at the time of issuance will be, a party.

         8. Miscellaneous.

                  8.1. Further Assurances. Each party agrees to cooperate fully with the other party and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Note.

                  8.2. Rights Cumulative. Each and all of the various rights, powers and remedies of the parties hereto shall be considered to be cumulative with and in addition to any other rights, powers and remedies which such parties may have at law or in equity in the event of the breach of any of the terms of this Note. The exercise or partial exercise of any right, power or remedy shall neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

                  8.3. Notices. All notices (including other communications required or permitted) under this Note must be in writing and must be delivered (a) in person; (b) by registered or certified mail, postage prepaid, return receipt requested; (c) by a generally recognized courier or messenger service that provides written acknowledgement of receipt by the addressee; or (d) by facsimile or other generally accepted means of electronic transmission with a verification of delivery. Notices are deemed delivered when actually delivered to the address for notices. Notices to Holder must be given to its last known address appearing on the books of Maker and notices to Maker must be given at its principal executive office. Any party may furnish, from time to time, other addresses for notices to it.

                  8.4. Severability. The provisions of this Note are severable. The invalidity, in whole or in part, of any provision of this Note shall not affect the validity or enforceability of any other of its provisions. If one or more provisions hereof shall be declared invalid or unenforceable, the remaining provisions shall remain in full force and effect and shall be construed in the broadest possible manner to effectuate the purposes of this Note. The parties further agree to replace such void or unenforceable provisions of this Note with valid and enforceable provisions which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provisions.

                  8.5. Headings; Attachments; References. The headings in this Note are only for convenience and ease of reference and are not to be considered in construction or interpretation of this Note, nor as evidence of the intention of the parties hereto. All exhibits, schedules and appendices attached to this Note are incorporated herein. Except where otherwise indicated, all references in this Note to Sections refer to Sections of this Note.

                  8.6. Amendments; Modifications. Any provision of this Note may be amended or modified upon the written consent of all parties to this Note.

                  8.7. Waivers; Extensions of Time. Any party hereto may by a writing signed by an authorized representative of such party: (i) extend the time for the performance of any of the obligations of another party; (ii) waive any inaccuracies in representations and warranties made by another party contained in this Note or in any documents delivered pursuant hereto; or (iii) waive the compliance with any term, provision, covenant, requirement or condition of this Note. Any extension of time or waive must be in writing and shall be effective only to the extent specifically set forth in such writing.

                  8.8. Delays or Omissions. No delay or failure by any party to insist on the strict performance of any provision of this Note, or to exercise any power, right or remedy, will be deemed a waiver or impairment of such performance, power, right or remedy or of any other provision of this Note nor shall it be construed to be a waiver of any breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring.

                  8.9. Interpretation. If any claim is made by a party relating to any conflict, omission or ambiguity in the provisions of this Note, no presumption or burden of proof or persuasion will be implied because this Note was prepared by or at the request of any party or its counsel.

                  8.10. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Oklahoma, excluding that body of law relating to conflict of laws.

                  8.11. Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                  8.12. Survival. The representations, warranties and agreements in this Note shall survive the execution of this Note without regard to any investigation made by any party. All statements as to factual matters contained in any certificates, exhibits or other instruments delivered by or on behalf of any party pursuant to the terms hereof or in connection with the transactions contemplated hereby shall be deemed, for all purposes, to constitute representations and warranties by such party under the terms of this Note given as of the date of such certificate or instrument.

                  8.13. Specific Performance. It might be impossible to measure in money the damage to a party if another party fails to comply with any provision of this Note. If any such failure occurs, the party might not have an adequate remedy at law or in damages. Therefore, each party may seek the issuance of an injunction and the enforcement of other equitable remedies against it to compel performance of any obligation, covenant or liability contained or referred to in this Note.

                  8.14. Additional Documents and Acts. Each party will execute and deliver such additional documents and instruments, and perform such additional acts, as are commercially reasonable and necessary to carry out and perform its obligations in this Note.

                  8.15. Binding Effect; Parties in Interest This Note is binding upon and benefits only the parties and their respective permitted successors and assigns. Nothing in this Note gives any rights or remedies to any person other than the parties and their respective permitted successors and assigns, nor does anything in this Note relieve or discharge any obligation or liability of any third person to any party. No provision of this Note gives any third person any right of subrogation or action over or against any party to this Note.

                  8.16. Usury Laws. It is the intention of Maker and Holder to conform strictly to applicable usury laws. Accordingly, notwithstanding any provision to the contrary in this Note, the aggregate of all interest and any other charges or consideration constituting interest under applicable usury law that is taken, reserved, contracted for, charged or received under this Note or otherwise in connection with this transaction shall under no circumstances exceed the maximum amount of interest allowed by the usury law applicable to this transaction. If any excess interest charge or consideration in such respect is taken, reserved, contracted for, charged, received or provided for, or shall be adjudicated to be so taken, reserved, contracted for, charged, received or provided for, in this Note, whether by the terms of this Note or because the maturity of the indebtedness evidenced by this Note is accelerated for any reason, or in the event of any required or permitted prepayment, then in any such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor Maker's heirs, executors, administrators, legal representatives, successors or assigns or any other liable party shall be obligated to pay the amount of such interest to the extent that it is in excess of the legal limit for interest rates, (c) any excess shall be deemed a mistake and cancelled automatically and, if theretofore paid, shall be credited on this Note by the Holder hereof (or if this Note shall have been paid in full, refunded to Maker) and (d) the effective rate of interest shall be automatically subject to reduction to the maximum interest rate allowed by law as the law may now or hereafter be construed by courts of appropriate jurisdiction. Without limiting the foregoing, all calculations of the rate of interest taken, reserved, contracted for, charged, received or provided for under this Note which are made for the purpose of determining whether the interest rate exceeds the legal limit for interest rates, shall be made, to the extent allowed by law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the Note evidenced hereby, all interest at any time taken, reserved, contracted for, charged, received or provided for under this Note.

                           [SIGNATURE PAGE TO FOLLOW]

                            [SIGNATURE PAGE TO NOTE]

Dated this 26th day of June, 2002.


                                             /s/ KENNETH R. KOLEK
                                             -----------------------------------
                                             Kenneth R. Kolek, Chairman/CEO
                                             AmeriVision Communications, Inc.

                                                                          [SEAL]

                                 ACKNOWLEDGMENT

STATE OF OKLAHOMA  )
                   ) ss.
COUNTY OF OKLAHOMA )

         This instrument was signed and acknowledged before me on the 26th day of June, 2002, by Maker.

                                             /s/ ANGELA MURRAY
                                             -----------------------------------
                                             Notary Public


[L.S.]



My Commission Expires:

2-14-04
----------------------

                          EXHIBIT A TO PROMISSORY NOTE

                  CONFIDENTIALITY AND NON-COMPETITION AGREEMENT

         This CONFIDENTIALITY AND NON-COMPETITION AGREEMENT (the "AGREEMENT") is effective as of the 26th day of June, 2002, by and between Stephen D. Halliday, an individual ("CONSULTANT" or "YOU"), and AmeriVision Communications, Inc., an Oklahoma corporation (the "COMPANY").

                                   WITNESSETH:

         WHEREAS, Consultant, the Company, and Tracy Freeny, an individual (the "STOCKHOLDER"), entered into that certain Amended and Restated Employment Agreement dated May 26, 2000, as amended (the agreement and its amendments thereof to be referred to as the "EMPLOYMENT AGREEMENT" herein), which provides for the employment of the Consultant by the Company in an executive capacity pursuant to the terms and conditions thereof; and

         WHEREAS, Consultant and the Company entered into a certain Acknowledgment and Agreement dated as of January 1, 2002 (the "ACKNOWLEDGMENT AND AGREEMENT"), pursuant to which Consultant terminated his employment with the Company for "Good Reason" under Section 8(e) of the Employment Agreement and pursuant to which the Company acknowledged and agreed that there was a termination of Consultant's employment for Good Reason pursuant to the Employment Agreement; and

         WHEREAS, the Company is the maker of that certain Promissory Note, dated the date hereof, and payable to Consultant (the "PROMISSORY NOTE") to which Consultant shall be paid amounts owed to him by the Company as a result of his "Good Reason" termination under Section 8(e) of the Employment Agreement and to which Consultant shall be granted, among other rights, the right to observe board meetings of the Company, conditioned on the execution and delivery of this certain Agreement; and

         WHEREAS, Consultant and the Company have entered into that certain Consulting and Settlement Agreement dated as of January 1, 2002 (the "CONSULTING AND SETTLEMENT AGREEMENT"), pursuant to which Consultant will agree to defer certain rights and severance benefits under the Employment Agreement as a result of "Good Reason" termination provided under SECTION 8(e) of the Employment Agreement and to provide certain consulting services in consideration for the Company providing Consultant with certain continuing benefits and other valuable consideration; and

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Confidential Information.

                  1.1. In connection with your appointment, under the terms of that certain Consulting and Settlement Agreement, dated January 1, 2002, by and between yourself and the Company, to the position of consultant to the Company and its board of directors, and in connection with that certain Promissory Note, dated the date hereof, by and between yourself and the Company, it is expected that you will have access to information concerning the Company and its affairs which will not have been made available to the public at the time of its dissemination to board members. Accordingly, as a condition precedent to: (a) your engagement as such a consultant,
         (b) your permitted attendance at meetings of the Company's board of directors or of any board committee, and (c) your receipt of information, whether in oral or written form at any such meeting or in another form of dissemination by or on behalf of the Company to or among board members (all such information being hereinafter collectively referred to as the "CONFIDENTIAL INFORMATION") the Company has indicated that it must be in receipt of your assurance that you are willing to treat all such Confidential Information, whether prepared by or on behalf of the Company and irrespective of the form of communication by which it is delivered, confidentially and to refrain from discussing or otherwise releasing the same to anyone other than a member of the Company's board of directors until such time as it shall have been released to the public in the form of a press announcement or by way of a filing made with the United State Securities and Exchange Commission (the "COMMISSION") or you shall have received permission to do so in written form from the Chairman of the Company's board of directors. Your execution and delivery of a counterpart copy of this Agreement evidences the Company's receipt of such assurance.

                  1.2. For purposes of this Agreement, Confidential Information shall not be deemed to include information which (i) is or becomes generally available to the public other than as a result of a disclosure by you; (ii) was within your possession prior to its being furnished to you by or on behalf of the Company pursuant hereto, provided that the source of such information was not known by you to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company or any other party with respect to such information, and provided further that within one business day following your receipt of such information, you furnish to the Company a written statement identifying the source of such previously received information and the circumstances surrounding your receipt thereof; or (iii) becomes available to you on a non-confidential basis from a source other than the Company or any of its representatives, provided that such source is not bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company or any other party with respect to such information.

                  1.3. Notwithstanding the foregoing, you may make disclosure of Confidential Information if you have received the written opinion of your outside counsel that such disclosure must be made by you in order that you not commit a violation of law. In the event that you are requested or required (by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or other similar process) to disclose any of the Confidential Information, you shall provide the Company with prompt written notice of any such request or requirement so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. If, in the absence of a protective order or other remedy or the receipt of a waiver by the Company, you are nonetheless, in the written opinion of your counsel, legally compelled to disclose Confidential Information to any tribunal or else stand liable for contempt or suffer other censure or penalty, you may, without liability hereunder, disclose to such tribunal only that portion of the Confidential Information which such counsel advises you is legally required to be disclosed, provided that you exercise your best efforts to preserve the confidentiality of the Confidential Information, including, without limitations, by cooperating with the Company to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information by such tribunal.

         2. Restrictive Covenants.

                  2.1. You agree that, in exchange for the Company's willingness to furnish you with the Confidential Information, you shall not, during the pendency of your engagement as a consultant to the Company, or within the six month period following termination of the referenced Consulting and Settlement Agreement, either directly or indirectly, unless any of the following actions shall have been specifically invited or authorized in writing by the Company, (a) effect or seek, offer or propose (whether publicly or otherwise) to effect, or cause to participate in or in any way assist any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect, or cause or participate in, (i) any tender or exchange offer, merger or other business combination involving the Company or any of its subsidiaries;
         (ii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company or any of its subsidiaries; or (iii) any "solicitation of proxies" (as such terms are used in the Commission's proxy rules), consents or other authorizations to vote any voting securities of the Company; (b) form, join or in any way participate in a "group" (as defined under the Securities Exchange Act of 1934, as amended) or otherwise act, alone or in concert with others, to seek to control or influence the management, Board of Directors or policies of the Company; (c) take any action which might force the Company to make a public announcement regarding any of the types of matters set forth in (a) above; or (d) enter into any discussions or arrangements with any third party with respect to any of the foregoing. Notwithstanding the foregoing, (a) there shall be no restriction on your purchase or sale, directly or indirectly, of any securities of, or voting rights with respect to, the Company or any of its subsidiaries, whether by way of private or open market transactions; and (b) Consultant shall, at all times, be permitted to solicit or obtain proxies from the following persons: (i) David Gandy;
         (ii) John Damoose; (iii) Jay Sekulow; (iv) C.A.S.E., a nonprofit organization; and (v) up to five (5) additional persons, in Consultant's sole discretion.

                  2.2. You further agree that, in exchange for the Company's willingness to furnish you with the Confidential Information, you shall not, during the pendency of your engagement as a consultant to the Company, or within the six month period following termination of the referenced Consulting and Settlement Agreement, either directly or indirectly, own, manage, operate, control, be an officer or director or be employed by any Competitor (defined below); you will not induce, directly or indirectly, solicit, or cause to be solicited, any employee of the Company to leave his/her employment with the

         Company; and you will not, directly or indirectly, solicit any customers or clients of the Company that have done business with the Company at any time or from time to time during the period of the Consultant's business relationship hereunder for any business purpose other than for the benefit of the Company. For purposes of this Agreement, a "COMPETITOR" is defined as any person, corporation or other entity which (i) is a telecommunications company of similar size and mission as the Company anywhere within the United States or (ii) with locations within a fifty (50) mile radius of Oklahoma City, Oklahoma, that, at any time, sells or attempts to sell any products or services which are the same as or similar to the products and services sold or promoted by the Company at any time and from time to time during the two (2) years immediately prior to the full execution of this Agreement. Beneficial or record ownership of not more than five percent (5%) of the outstanding capital stock of any publicly traded corporation for which the Consultant performs no active management or consulting services shall not be a violation of this Section 2.2

                  2.3. The restrictive covenants in this Section 2.1 and Section
         2.2 are not intended to and shall not prohibit Consultant from performing any obligations imposed on him by the Consulting and Settlement Agreement and his consulting duties as set forth therein.

         3. No Waiver. It is understood and agreed that no failure or delay by the Company in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or future exercise thereof or the exercise of any other right, power or privilege hereunder.

         4. Covenants Independent. Each restrictive covenant to which the Consultant shall be obligated under this Agreement shall be construed as a covenant independent of any other covenant or agreement to which the Company shall be obligated, whether contained in this Agreement or any other, and whether fully performed or executory, or any claim or cause of action directed by the Consultant against the Company, predicated upon such other covenant or agreement, except if based upon the Company's failure to make timely payment of the remuneration to which the Consultant is entitled hereunder, shall not constitute a defense to the enforcement by the Company of any of the Consultant's covenants made hereunder.

         5. Injunctive Relief. It is further understood and agreed that money damages would not be sufficient remedy for any breach of this Agreement by you and that the Company shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach by you of this Agreement but shall be in addition to all other remedies at law or equity to the Company. In the event of litigation relating to this Agreement, if a court of competent jurisdiction determines that you have breached this Agreement, then you shall be liable and pay to the Company the reasonable legal fees incurred by the Company in connection with such litigation, including any appeal therefrom.

         6. Governing Law. This Agreement is for the benefit of the Company and its directors, officers, stockholders, affiliates and agents, and shall be governed by and construed in accordance with the laws of the State of Oklahoma. You also hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of Oklahoma and of the United States of America located in the State of Oklahoma for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and you agree not to commence any action, suit or proceeding relating thereto except in such courts), and further agree that service of any process, summons, notice or document by United States registered mail to your address set forth above shall be effective service of process for any action, suit or proceeding brought against you in any such court. You hereby irrevocable and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby, in the courts of the State of Oklahoma or the United States of America located in the State of Oklahoma and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any court has been brought in an inconvenient forum.

         7. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in any number of counterparts, each of which shall be an original, but all of which, together shall constitute one and the same instrument.

         8. Capitalized Terms. Each capitalized term used herein and not otherwise defined herein shall have the meaning given such term in the Consulting and Settlement Agreement or the Employment Agreement.

         9. Severability and Reformation. Whenever possible, each provision and term of this Agreement will be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term will be ineffective only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement. If any of the covenants set forth in this Agreement are held by a court of competent jurisdiction to contain limitations as to time, geographical area or scope of activity to be restrained that are not reasonable and impose a greater restraint than is necessary, the court shall reform the covenants to the extent necessary to cause the limitations contained in the covenants as to time, geographical area and scope of activity to be restrained to be reasonable and to impose a restraint that is not greater than necessary and to enforce the covenants as reformed.

         10. Integration. This Agreement constitutes the entire understanding between Consultant and the Company relating the subject matter contained in this Agreement and supercedes any previous oral or written communications, representations, warranties, covenants, understanding or agreements between the Consultant and the Company relating to the subject matter of this Agreement.

                     [SIGNATURE PAGE TO AGREEMENT TO FOLLOW]

                               [BLANK BY INTENT]



                                      KRK

                                      SDH

                          [SIGNATURE PAGE TO AGREEMENT]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 26th day of June, 2002.



                                    AMERIVISION COMMUNICATIONS, INC.


                                    By:    /s/ KENNETH R. KOLEK
                                        ----------------------------------------

                                    Name:  Kenneth R. Kolek
                                          --------------------------------------

                                    Title: Chairman/CEO
                                           -------------------------------------


                                               /s/ STEPHEN D. HALLIDAY
                                    --------------------------------------------
                                    STEPHEN D. HALLIDAY

                  CONFIDENTIALITY AND NON-COMPETITION AGREEMENT

         This CONFIDENTIALITY AND NON-COMPETITION AGREEMENT (the "AGREEMENT") is effective as of the 26th day of June, 2002, by and between Stephen D. Halliday, an individual ("CONSULTANT" or "YOU"), and AmeriVision Communications, Inc., an Oklahoma corporation (the "COMPANY").

                                   WITNESSETH:

         WHEREAS, Consultant, the Company, and Tracy Freeny, an individual (the "STOCKHOLDER"), entered into that certain Amended and Restated Employment Agreement dated May 26, 2000, as amended (the agreement and its amendments thereof to be referred to as the "EMPLOYMENT AGREEMENT" herein), which provides for the employment of the Consultant by the Company in an executive capacity pursuant to the terms and conditions thereof; and

         WHEREAS, Consultant and the Company entered into a certain Acknowledgment and Agreement dated as of January 1, 2002 (the "ACKNOWLEDGMENT and AGREEMENT"), pursuant to which Consultant terminated his employment with the Company for "Good Reason" under Section 8(e) of the Employment Agreement and pursuant to which the Company acknowledged and agreed that there was a termination of Consultant's employment for Good Reason pursuant to the Employment Agreement; and

         WHEREAS, the Company is the maker of that certain Promissory Note, dated the date hereof, and payable to Consultant (the "PROMISSORY NOTE") to which Consultant shall be paid amounts owed to him by the Company as a result of his "Good Reason" termination under Section 8(e) of the Employment Agreement and to which Consultant shall be granted, among other rights, the right to observe board meetings of the Company, conditioned on the execution and delivery of this certain Agreement; and

         WHEREAS, Consultant and the Company have entered into that certain Consulting and Settlement Agreement dated as of January 1, 2002 (the "CONSULTING AND SETTLEMENT AGREEMENT"), pursuant to which Consultant will agree to defer certain rights and severance benefits under the Employment Agreement as a result of "Good Reason" termination provided under Section 8(e) of the Employment Agreement and to provide certain consulting services in consideration for the Company providing Consultant with certain continuing benefits and other valuable consideration; and

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Confidential Information.

                  1.1. In connection with your appointment, under the terms of that certain Consulting and Settlement Agreement, dated January 1, 2002, by and between yourself and the Company, to the position of consultant to the Company and its board of directors, and in connection with that certain Promissory Note, dated the date hereof, by and between yourself and the Company, it is expected that you will have access to information concerning the Company and its affairs which will not have been made available to the public at the time of its dissemination to board members. Accordingly, as a condition precedent to: (a) your engagement as such a consultant, (b) your permitted attendance at meetings of the Company's board of directors or of any board committee, and (c) your receipt of information, whether in oral or written form at any such meeting or in another form of dissemination by or on behalf of the Company to or among board members (all such information being hereinafter collectively referred to as the "CONFIDENTIAL INFORMATION") the Company has indicated that it must be in receipt of your assurance that you are willing to treat all such Confidential Information, whether prepared by or on behalf of the Company and irrespective of the form of communication by which it is delivered, confidentially and to refrain from discussing or otherwise releasing the same to anyone other than a member of the Company's board of directors until such time as it shall have been released to the public in the form of a press announcement or by way of a filing made with the United State Securities and Exchange Commission (the "COMMISSION") or you shall have received permission to do so in written form from the Chairman of the Company's board of directors. Your execution and delivery of a counterpart copy of this Agreement evidences the Company's receipt of such assurance.

                  1.2. For purposes of this Agreement, Confidential Information shall not be deemed to include information which (i) is or becomes generally available to the public other than as a result of a disclosure by you; (ii) was within your possession prior to its being furnished to you by or on behalf of the Company pursuant hereto, provided that the source of such information was not known by you to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company or any other party with respect to such information, and provided further that within one business day following your receipt of such information, you furnish to the Company a written statement identifying the source of such previously received information and the circumstances surrounding your receipt thereof; or (iii) becomes available to you on a non-confidential basis from a source other than the Company or any of its representatives, provided that such source is not bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company or any other party with respect to such information.

                  1.3. Notwithstanding the foregoing, you may make disclosure of Confidential Information if you have received the written opinion of your outside counsel that such disclosure must be made by you in order that you not commit a violation of law. In the event that you are requested or required (by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or other similar process) to disclose any of the Confidential Information, you shall provide the Company with prompt written notice of any such request or requirement so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. If, in the absence of a protective order or other remedy or the receipt of a waiver by the Company, you are nonetheless, in the written opinion of your counsel, legally compelled to disclose Confidential Information to any tribunal or else stand liable for contempt or suffer other censure or penalty, you may, without liability hereunder, disclose to such tribunal only that portion of the Confidential Information which such counsel advises you is legally required to be disclosed, provided that you exercise your best efforts to preserve the confidentiality of the Confidential Information, including, without limitations, by cooperating with the Company to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information by such tribunal.

         2. Restrictive Covenants.

                  2.1. You agree that, in exchange for the Company's willingness to furnish you with the Confidential Information, you shall not, during the pendency of your engagement as a consultant to the Company, or within the six month period following termination of the referenced Consulting and Settlement Agreement, either directly or indirectly, unless any of the following actions shall have been specifically invited or authorized in writing by the Company, (a) effect or seek, offer or propose (whether publicly or otherwise) to effect, or cause to participate in or in any way assist any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect, or cause or participate in, (i) any tender or exchange offer, merger or other business combination involving the Company or any of its subsidiaries;
         (ii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company or any of its subsidiaries; or (iii) any "solicitation of proxies" (as such terms are used in the Commission's proxy rules), consents or other authorizations to vote any voting securities of the Company; (b) form, join or in any way participate in a "group" (as defined under the Securities Exchange Act of 1934, as amended) or otherwise act, alone or in concert with others, to seek to control or influence the management, Board of Directors or policies of the Company; (c) take any action which might force the Company to make a public announcement regarding any of the types of matters set forth in (a) above; or (d) enter into any discussions or arrangements with any third party with respect to any of the foregoing. Notwithstanding the foregoing, (a) there shall be no restriction on your purchase or sale, directly or indirectly, of any securities of, or voting rights with respect to, the Company or any of its subsidiaries, whether by way of private or open market transactions; and (b) Consultant shall, at all times, be permitted to solicit or obtain proxies from the following persons: (i) David Gandy;
         (ii) John Damoose; (iii) Jay Sekulow; (iv) C.A.S.E., a nonprofit organization; and (v) up to five (5) additional persons, in Consultant's sole discretion.

                  2.2. You further agree that, in exchange for the Company's willingness to furnish you with the Confidential Information, you shall not, during the pendency of your engagement as a consultant to the Company, or within the six month period following termination of the referenced Consulting and Settlement Agreement, either directly or indirectly, own, manage, operate, control, be an officer or director or be employed by any Competitor (defined below); you will not induce, directly or indirectly, solicit, or cause to be solicited, any employee of the Company to leave his/her employment with the Company; and you will not, directly or indirectly, solicit any customers or clients of the

         Company that have done business with the Company at any time or from time to time during the period of the Consultant's business relationship hereunder for any business purpose other than for the benefit of the Company. For purposes of this Agreement, a "COMPETITOR" is defined as any person, corporation or other entity which (i) is a telecommunications company of similar size and mission as the Company anywhere within the United States or (ii) with locations within a fifty
         (50) mile radius of Oklahoma City, Oklahoma, that, at any time, sells or attempts to sell any products or services which are the same as or similar to the products and services sold or promoted by the Company at any time and from time to time during the two (2) years immediately prior to the full execution of this Agreement. Beneficial or record ownership of not more than five percent (5%) of the outstanding capital stock of any publicly traded corporation for which the Consultant performs no active management or consulting services shall not be a violation of this Section 2.2.

                  2.3. The restrictive covenants in this Section 2.1 and Section
         2.2 are not intended to and shall not prohibit Consultant from performing any obligations imposed on him by the Consulting and Settlement Agreement and his consulting duties as set forth therein.

         3. No Waiver. It is understood and agreed that no failure or delay by the Company in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or future exercise thereof or the exercise of any other right, power or privilege hereunder.

         4. Covenants Independent. Each restrictive covenant to which the Consultant shall be obligated under this Agreement shall be construed as a covenant independent of any other covenant or agreement to which the Company shall be obligated, whether contained in this Agreement or any other, and whether fully performed or executory, or any claim or cause of action directed by the Consultant against the Company, predicated upon such other covenant or agreement, except if based upon the Company's failure to make timely payment of the remuneration to which the Consultant is entitled hereunder, shall not constitute a defense to the enforcement by the Company of any of the Consultant's covenants made hereunder.

         5. Injunctive Relief. It is further understood and agreed that money damages would not be sufficient remedy for any breach of this Agreement by you and that the Company shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach by you of this Agreement but shall be in addition to all other remedies at law or equity to the Company. In the event of litigation relating to this Agreement, if a court of competent jurisdiction determines that you have breached this Agreement, then you shall be liable and pay to the Company the reasonable legal fees incurred by the Company in connection with such litigation, including any appeal therefrom.

         6. Governing Law. This Agreement is for the benefit of the Company and its directors, officers, stockholders, affiliates and agents, and shall be governed by and construed in accordance with the laws of the State of Oklahoma. You also hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of Oklahoma and of the United States of America located in the State of Oklahoma for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and you agree not to commence any action, suit or proceeding relating thereto except in such courts), and further agree that service of any process, summons, notice or document by United States registered mail to your address set forth above shall be effective service of process for any action, suit or proceeding brought against you in any such court. You hereby irrevocable and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby, in the courts of the State of Oklahoma or the United States of America located in the State of Oklahoma and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any court has been brought in an inconvenient forum.

         7. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in any number of counterparts, each of which shall be an original, but all of which, together shall constitute one and the same instrument.

         8. Capitalized Terms. Each capitalized term used herein and not otherwise defined herein shall have the meaning given such term in the Consulting and Settlement Agreement or the Employment Agreement.

         9. Severability and Reformation. Whenever possible, each provision and term of this Agreement will be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term will be ineffective only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement. If any of the covenants set forth in this Agreement are held by a court of competent jurisdiction to contain limitations as to time, geographical area or scope of activity to be restrained that are not reasonable and impose a greater restraint than is necessary, the court shall reform the covenants to the extent necessary to cause the limitations contained in the covenants as to time, geographical area and scope of activity to be restrained to be reasonable and to impose a restraint that is not greater than necessary and to enforce the covenants as reformed.

         10. Integration. This Agreement constitutes the entire understanding between Consultant and the Company relating the subject matter contained in this Agreement and supercedes any previous oral or written communications, representations, warranties, covenants, understanding or agreements between the Consultant and the Company relating to the subject matter of this Agreement.

                     [SIGNATURE PAGE TO AGREEMENT TO FOLLOW]

                          [SIGNATURE PAGE TO AGREEMENT]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 26th day of June, 2002.



                                    AMERIVISION COMMUNICATIONS, INC.


                                    By:    /s/ KENNETH R. KOLEK
                                        ----------------------------------------

                                    Name:  Kenneth R. Kolek
                                          --------------------------------------

                                    Title: Chairman/CEO
                                           -------------------------------------


                                    /s/ STEPHEN D. HALLIDAY
                                    --------------------------------------------
                                    STEPHEN D. HALLIDAY

                                PROMISSORY NOTE


FACE AMOUNT:             $2,011,456
INTEREST RATE:           4.36% per year
TERM:                    54 months
FIRST PAYMENT DUE:       July 10, 2002

         1. FOR VALUE RECEIVED, AmeriVision Communications, Inc., an Oklahoma corporation, with its principal office in Oklahoma City, Oklahoma ("MAKER" or the "COMPANY"), hereby unconditionally promises to pay to the order of Stephen
D. Halliday, or his assignee ("HOLDER"), in collected funds the principal sum of TWO MILLION ELEVEN THOUSAND FOUR HUNDRED FIFTY-SIX & 00/100 DOLLARS ($2,011,456.00) in fifty four (54) monthly payments (the "TERM"), at 4.36% interest (This note shall be referred to herein as the "NOTE"). The payment schedule for the Note is as follows:

                  a)       $ 45,220.00 per month for the first month (July
                           2002);

                  b) $ 41,300.00 per month for the next fifty-two (52) months (August 2002 through November 2006); and

                  c)       $ 23,836.00 per month for the last month (December
                           2006).

                  1.1. Payment Due Date. Each monthly payment due under this Note shall be payable on the 10th day of each calendar month, beginning with the 10th of July 2002, and will become past due, and thus constitute an Event of Default (as defined in Section 3 herein), if not mailed to the Holder and postmarked on or before the 20th day of each calendar month. All past due principal on this Note will, at Holder's option, bear interest at a rate of twelve percent (12%) per annum until the date of payment (the "PENALTY INTEREST"). Such interest shall be computed on the basis of a 365-day year for the actual number of days elapsed.

                  1.2 Interest and Allocation of Payments. The interest provided in the first paragraph of Section 1 of this Note shall accrue throughout the Term on the unpaid principal balance at the rate specified above, and shall be payable and due at maturity, subject to the payment allocation specified below:

                  a) The first $3,800.00 of each monthly payment specified in Section 1 above will be credited to unpaid, accrued interest (if any) as of the date of payment (the "CURRENTLY PAYABLE INTEREST"). The Currently Payable Interest shall not accrue interest during the Term.

                  b) Any unpaid, accrued interest beyond the Currently Payable Interest (such amount to be referred to as the "UNPAID ACCRUED INTEREST") shall not accrue interest during the Term.

                  c)       The balance of each monthly payment specified in
                           Section 1 above in excess of $3,800.00 shall be credited to the outstanding principal balance.

                  1.3. Instructions for Payment. All payments of principal, interest and other amounts payable on or in respect of this note or the indebtedness evidenced hereby shall be made to Holder in U.S. dollars, by a Company check or by wire transfer, upon the sole discretion of Holder or his assigns. Maker shall make such payments of principal and interest to Holder at the address of Holder set forth on the signature page hereto or at such other place or pursuant to wire transfer instructions as Holder shall have notified Maker in writing.

         2. Special Provisions.

                  2.1. Prepayable. This Note is prepayable from time to time in whole or in part. Prepayments shall be credited first, to the reduction of Penalty Interest, if any, and second, to the reduction of the last maturing principal payments of This Note.

                  2.2. No Set-Off. All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made to Holder without set-off or counterclaim and free and clear of and without any deductions of any kind.

         3. Event of Default. Notwithstanding the foregoing, the principal debt owing by Maker under this Note, together with any Penalty Interest or Currently Payable Interest (as may accrue under Section 1.2 hereof), but excluding and forgiving any Unpaid Accrued Interest, shall be immediately due and payable, upon written demand by the Holder to Maker (with such written demand not being required in the event of default described in Section 3.1), in the event of the occurrence and continuation of any of the following (each an "EVENT OF DEFAULT"):

                  3.1. Breach of Timely Payment. Maker fails to make a timely payment of the monthly installment as provided in Section 1 herein. In this Section 3.1, the entire unpaid principal and all unpaid Penalty Interest and Currently Payable Interest, but excluding and forgiving any Unpaid Accrued Interest, of this Note shall become immediately due and owing, without notice, demand or presentment to Maker. Moreover, in this Section 3.1, Maker and each surety, endorser and guarantor waive all demands for payment, presentations for payment, notices of intention to accelerate maturity, notices of acceleration of maturity, protests and notices of protest, to the extent permitted by law;

                  3.2. Breach of Obligation or Covenant. A material breach of any obligation or covenant under this Note or any other obligation, covenant, or liability contained or referred to in this Note;

                  3.3. Breach of Representation or Warranty. Any warranty, representation, or statement made or furnished to the Holder by or on behalf of Maker proves to be or to have been false in any material respect;

                  3.4. Bankruptcy. Maker (a) files (or consents to the filing of) any petition or complaint pursuant to federal or state bankruptcy or insolvency laws seeking the appointment of a receiver or trustee for any of its assets, seeking the adjudication of Maker as bankrupt or insolvent, seeking an "order for relief" under such statutes, or seeking a reorganization of or a plan of arrangement for Maker and (b) such petition is not dismissed within sixty (60) days after the filing thereof or Maker makes a general assignment for the benefit of its creditors;

                  3.5. Change in Control. A Change in Control (as defined below) of Maker. For the purposes of this Note, "CHANGE IN CONTROL" shall mean
         (a) the sale, lease or other transfer of all or substantially all of the assets of Maker to any person or group (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("SECTION 13(d)(3)"); (b) the adoption by the stockholders of Maker of a plan relating to the liquidation or dissolution of Maker; (c) the merger or consolidation of Maker with or into another entity or the merger of another entity into Maker or any subsidiary thereof with the effect that immediately after such transaction the stockholders of Maker immediately prior to such transaction directly and indirectly hold less than fifty percent (50%) of the total voting power of all securities generally entitled to vote in the election of directors, managers or trustees of the entity surviving such merger or consolidation; (d) the acquisition by any person or group (as such term is used in Section 13(d)(3)) of more than fifty percent (50%) of the direct and indirect voting power of all securities of Maker generally entitled to vote in the election of directors of Maker; or (e) the majority of Maker's Board of Directors being composed of members, other than the current directors as of January 1, 2002, who have served less than twelve (12) consecutive months; or

                  3.6. Dividends and other Distributions. Within any calendar quarter, Maker pays dividends or share redemption payments or makes any other distribution with respect to its capital stock that violates any of the Company's bank loan covenants, including those of Coast Business Credit, and including a covenant that may state, in substantially the same form as hereinafter provided, that such dividends, share redemption payments or other distributions shall not exceed, in the aggregate, a specified percentage of Maker's "quarterly net earnings", with such quoted term being deemed to consist of Maker's net income after tax (excluding extraordinary gains), confirmed by reference to Maker's quarterly financial statements, prepared in accordance with generally accepted accounting principles. In the event that, during the Term of this Note, a Company's lender waives any bank loan covenant or a portion thereof, including the percentage limitation above, in connection with an extension of credit to the Company, then Holder's acceptance and consent of such waiver is hereby deemed to have been granted and shall not violate this Section 3.6; provided, however, Maker shall give written notice to Holder within fifteen (15) days of any such waiver.

         4. Costs of Collection or Enforcement. If at any time this Note is placed in the hands of an attorney for collection, or if suit is brought for collection or enforcement, or if it is collected through bankruptcy or other judicial proceeding, then Maker agrees to pay all costs of collection and enforcement, including reasonable attorney's fees and court costs, together with any Penalty Interest or Currently Payable Interest.

         5. No Waiver. Neither a delay on the part of Holder in the exercise of any power or right under this Note, nor a single or partial exercise of any such power or right, shall operate as a waiver thereof. Enforcement by Holder of any of its rights hereunder shall not constitute an election by it of remedies so as to preclude the exercise of any other remedy available to it.

         6. Covenants.

                  6.1. Board Observer Rights. Upon the Holder's execution and delivery of a counterpart copy of a Confidentiality and Non-Competition Agreement in the form of Exhibit A hereto (the "CONFIDENTIALITY AND NON-COMPETITION AGREEMENT") and, subject to his future performance in accordance with its terms and the terms of the Consulting and Settlement Agreement, continuing until the termination of that agreement, Mr. Halliday may, as a non-voting and unpaid observer, attend all meetings of the Company's Board of Directors and shall be provided with copies of all notices, minutes, information and other materials generated with respect to such meetings that Maker provides to its directors, when and as such materials are delivered to the directors.

                  6.2. Right to Receive Financial Statements.

                           6.2.1. Maker shall provide Holder as soon as
                  practicable after the end of each fiscal quarter, and in any event within forty-five (45) days, unaudited consolidated balance sheets of Maker and its subsidiaries, if any, as of the end of such fiscal quarter, unaudited statements of income, statements of changes in financial condition, statements of cash flow of Maker and its subsidiaries and statements of shareholders' equity for such period and for the current fiscal year to date, and setting forth in each case in comparative form the figures for corresponding periods in the previous fiscal year, and setting forth in comparative form the budgeted figures, prepared in accordance with generally accepted accounting principles.

                           6.2.2. Maker shall provide Holder as soon as
                  practicable after the end of each month, and in any event within thirty (30) days, monthly financial statements in substantially the same format as currently prepared by Maker in accordance with past practice.

         7. Representations of Maker. Maker makes the following representations and warranties to Holder:

                  7.1. Corporate Status. Maker is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Oklahoma.

                  7.2. Authorization. All corporate action on the part of Maker and its officers, directors and shareholders necessary for Maker to execute and perform its obligations under this Note has been taken.

                  7.3. Validity of Note. This Note is a legally valid and binding obligation of Maker. The issuance of this Note does not and will not violate any agreements to which Maker is, or at the time of issuance will be, a party.

         8. Miscellaneous.

                  8.1. Further Assurances. Each party agrees to cooperate fully with the other party and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Note.

                  8.2. Rights Cumulative. Each and all of the various rights, powers and remedies of the parties hereto shall be considered to be cumulative with and in addition to any other rights, powers and remedies which such parties may have at law or in equity in the event of the breach of any of the terms of this Note. The exercise or partial exercise of any right, power or remedy shall neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

                  8.3. Notices. All notices (including other communications required or permitted) under this Note must be in writing and must be delivered (a) in person; (b) by registered or certified mail, postage prepaid, return receipt requested; (c) by a generally recognized courier or messenger service that provides written acknowledgement of receipt by the addressee; or (d) by facsimile or other generally accepted means of electronic transmission with a verification of delivery. Notices are deemed delivered when actually delivered to the address for notices. Notices to Holder must be given to its last known address appearing on the books of Maker and notices to Maker must be given at its principal executive office. Any party may furnish, from time to time, other addresses for notices to it.

                  8.4. Severability. The provisions of this Note are severable. The invalidity, in whole or in part, of any provision of this Note shall not affect the validity or enforceability of any other of its provisions. If one or more provisions hereof shall be declared invalid or unenforceable, the remaining provisions shall remain in full force and effect and shall be construed in the broadest possible manner to effectuate the purposes of this Note. The parties further agree to replace such void or unenforceable provisions of this Note with valid and enforceable provisions which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provisions.

                  8.5. Headings; Attachments; References. The headings in this Note are only for convenience and ease of reference and are not to be considered in construction or interpretation of this Note, nor as evidence of the intention of the parties hereto. All exhibits, schedules and appendices attached to this Note are incorporated herein. Except where otherwise indicated, all references in this Note to Sections refer to Sections of this Note.

                  8.6. Amendments; Modifications. Any provision of this Note may be amended or modified upon the written consent of all parties to this Note.

                  8.7. Waivers; Extensions of Time. Any party hereto may by a writing signed by an authorized representative of such party: (i) extend the time for the performance of any of the obligations of another party; (ii) waive any inaccuracies in representations and warranties made by another party contained in this Note or in any documents delivered pursuant hereto; or (iii) waive the compliance with any term, provision, covenant, requirement or condition of this Note. Any extension of time or waive must be in writing and shall be effective only to the extent specifically set forth in such writing.

                  8.8. Delays or Omissions. No delay or failure by any party to insist on the strict performance of any provision of this Note, or to exercise any power, fight or remedy, will be deemed a waiver or impairment of such performance, power, right or remedy or of any other provision of this Note nor shall it be construed to be a waiver of any breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring.

                  8.9. Interpretation. If any claim is made by a party relating to any conflict, omission or ambiguity in the provisions of this Note, no presumption or burden of proof or persuasion will be implied because this Note was prepared by or at the request of any party or its counsel.

                  8.10. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Oklahoma, excluding that body of law relating to conflict of laws.

                  8.11. Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                  8.12. Survival. The representations, warranties and agreements in this Note shall survive the execution of this Note without regard to any investigation made by any party. All statements as to factual matters contained in any certificates, exhibits or other instruments delivered by or on behalf of any party pursuant to the terms hereof or in connection with the transactions contemplated hereby shall be deemed, for all purposes, to constitute representations and warranties by such party under the terms of this Note given as of the date of such certificate or instrument.

                  8.13. Specific Performance. It might be impossible to measure in money the damage to a party if another party fails to comply with any provision of this Note. If any such failure occurs, the party might not have an adequate remedy at law or in damages. Therefore, each party may seek the issuance of an injunction and the enforcement of other equitable remedies against it to compel performance of any obligation, covenant or liability contained or referred to in this Note.

                  8.14. Additional Documents and Acts. Each party will execute and deliver such additional documents and instruments, and perform such additional acts, as are commercially reasonable and necessary to carry out and perform its obligations in this Note.

                  8.15. Binding Effect; Parties in Interest This Note is binding upon and benefits only the parties and their respective permitted successors and assigns. Nothing in this Note gives any rights or remedies to any person other than the parties and their respective permitted successors and assigns, nor does anything in this Note relieve or discharge any obligation or liability of any third person to any party. No provision of this Note gives any third person any right of subrogation or action over or against any party to this Note.

                  8.16. Usury Laws. It is the intention of Maker and Holder to conform strictly to applicable usury laws. Accordingly, notwithstanding any provision to the contrary in this Note, the aggregate of all interest and any other charges or consideration constituting interest under applicable usury law that is taken, reserved, contracted for, charged or received under this Note or otherwise in connection with this transaction shall under no circumstances exceed the maximum amount of interest allowed by the usury law applicable to this transaction. If any excess interest charge or consideration in such respect is taken, reserved, contracted for, charged, received or provided for, or shall be adjudicated to be so taken, reserved, contracted for, charged, received or provided for, in this Note, whether by the terms of this Note or because the maturity of the indebtedness evidenced by this Note is accelerated for any reason, or in the event of any required or permitted prepayment, then in any such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor Maker's heirs, executors, administrators, legal representatives, successors or assigns or any other liable party shall be obligated to pay the amount of such interest to the extent that it is in excess of the legal limit for interest rates, (c) any excess shall be deemed a mistake and cancelled automatically and, if theretofore paid, shall be credited on this Note by the Holder hereof (or if this Note shall have been paid in full, refunded to Maker) and (d) the effective rate of interest shall be automatically subject to reduction to the maximum interest rate allowed by law as the law may now or hereafter be construed by courts of appropriate jurisdiction. Without limiting the foregoing, all calculations of the rate of interest taken, reserved, contracted for, charged, received or provided for under this Note which are made for the purpose of determining whether the interest rate exceeds the legal limit for interest rates, shall be made, to the extent allowed by law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the Note evidenced hereby, all interest at any time taken, reserved, contracted for, charged, received or provided for under this Note.




                           [SIGNATURE PAGE TO FOLLOW]

                            [SIGNATURE PAGE TO NOTE]


Dated this 26th day of June, 2002.

                                            /s/ KENNETH R. KOLEK
                                            ------------------------------------
                                            Kenneth R. Kolek, Chairman/CEO
                                            AmeriVision Communications, Inc.


                                 ACKNOWLEDGMENT

STATE OF OKLAHOMA  )
                   ) ss.
COUNTY OF OKLAHOMA )

         This instrument was signed and acknowledged before me on the 26 day of June, 2002, by Maker.



                                                   /s/ ANGELA MURRAY
                                                   -----------------------------
                                                   Notary/Public

[L.S.]




My Commission Expires:


2-14-2004
----------------------

                                    EXHIBIT A

                                     FORM OF
                  CONFIDENTIALITY AND NON-COMPETITION AGREEMENT

         This CONFIDENTIALITY AND NON-COMPETITION AGREEMENT (the "AGREEMENT") is effective as of the 26th day of June, 2002, by and between Stephen D. Halliday, an individual ("CONSULTANT" or "YOU"), and AmeriVision Communications, Inc., an Oklahoma corporation (the "COMPANY").

                                   WITNESSETH:

          WHEREAS, Consultant, the Company, and Tracy Freeny, an individual (the "STOCKHOLDER"), entered into that certain Amended and Restated Employment Agreement dated May 26, 2000, as amended (the agreement and its amendments thereof to be referred to as the "EMPLOYMENT AGREEMENT" herein), which provides for the employment of the Consultant by the Company in an executive capacity pursuant to the terms and conditions thereof; and

         WHEREAS, Consultant and the Company entered into a certain Acknowledgment and Agreement dated as of January 1, 2002 (the "ACKNOWLEDGMENT AND AGREEMENT"), pursuant to which Consultant terminated his employment with the Company for "Good Reason" under Section 8(e) of the Employment Agreement and pursuant to which the Company acknowledged and agreed that there was a termination of Consultant's employment for Good Reason pursuant to the Employment Agreement; and

         WHEREAS, the Company is the maker of that certain Promissory Note, dated the date hereof, and payable to Consultant (the "PROMISSORY NOTE") to which Consultant shall be paid amounts owed to him by the Company as a result of his "Good Reason" termination under Section 8(e) of the Employment Agreement and to which Consultant shall be granted, among other rights, the right to observe board meetings of the Company, conditioned on the execution and delivery of this certain Agreement; and

          WHEREAS, Consultant and the Company have entered into that certain Consulting and Settlement Agreement dated as of January 1, 2002 (the "CONSULTING AND SETTLEMENT AGREEMENT"), pursuant to which Consultant will agree to defer certain rights and severance benefits under the Employment Agreement as a result of "Good Reason" termination provided under Section 8(e) of the Employment Agreement and to provide certain consulting services in consideration for the Company providing Consultant with certain continuing benefits and other valuable consideration; and

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Confidential Information.

                  1.1. In connection with your appointment, under the terms of that certain Consulting and Settlement Agreement, dated January 1, 2002, by and between yourself and the Company, to the position of consultant to the Company and its board of directors, and in connection with that certain Promissory Note, dated the date hereof, by and between yourself and the Company, it is expected that you will have access to information concerning the Company and its affairs which will not have been made available to the public at the time of its dissemination to board members. Accordingly, as a condition precedent to: (a) your engagement as such a consultant, (b) your permitted attendance at meetings of the Company's board of directors or of any board committee, and (c) your receipt of information, whether in oral or written form at any such meeting or in another form of dissemination by or on behalf of the Company to or among board members (all such information being hereinafter collectively referred to as the "CONFIDENTIAL INFORMATION") the Company has indicated that it must be in receipt of your assurance that you are willing to treat all such Confidential Information, whether prepared by or on behalf of the Company and irrespective of the form of communication by which it is delivered, confidentially and to refrain from discussing or otherwise releasing the same to anyone other than a member of the Company's board of directors until such time as it shall have been released to the public in the form of a press announcement or by way of a filing made with the United State Securities and Exchange Commission (the "COMMISSION") or you shall have received permission to do so in written form from the Chairman of the Company's board of directors. Your execution and delivery of a counterpart copy of this Agreement evidences the Company's receipt of such assurance.

                  1.2. For purposes of this Agreement, Confidential Information shall not be deemed to include information which (i) is or becomes generally available to the public other than as a result of a disclosure by you; (ii) was within your possession prior to its being furnished to you by or on behalf of the Company pursuant hereto, provided that the source of such information was not known by you to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company or any other party with respect to such information, and provided further that within one business day following your receipt of such information, you furnish to the Company a written statement identifying the source of such previously received information and the circumstances surrounding your receipt thereof; or (iii) becomes available to you on a non-confidential basis from a source other than the Company or any of its representatives, provided that such source is not bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company or any other party with respect to such information.

                  1.3. Notwithstanding the foregoing, you may make disclosure of Confidential Information if you have received the written opinion of your outside counsel that such disclosure must be made by you in order that you not commit a violation of law. In the event that you are requested or required (by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or other similar process) to disclose any of the Confidential Information, you shall provide the Company with prompt written notice of any such request or requirement so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. If, in the absence of a protective order or other remedy or the receipt of a waiver by the Company, you are nonetheless, in the written opinion of your counsel, legally compelled to disclose Confidential Information to any tribunal or else stand liable for contempt or suffer other censure or penalty, you may, without liability hereunder, disclose to such tribunal only that portion of the Confidential Information which such counsel advises you is legally required to be disclosed, provided that you exercise your best efforts to preserve the confidentiality of the Confidential Information, including, without limitations, by cooperating with the Company to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information by such tribunal.

         2. Restrictive Covenants.

                  2.1. You agree that, in exchange for the Company's willingness to furnish you with the Confidential Information, you shall not, during the pendency of your engagement as a consultant to the Company, or within the six month period following termination of the referenced Consulting and Settlement Agreement, either directly or indirectly, unless any of the following actions shall have been specifically invited or authorized in writing by the Company, (a) effect or seek, offer or propose (whether publicly or otherwise) to effect, or cause to participate in or in any way assist any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect, or cause or participate in, (i) any tender or exchange offer, merger or other business combination involving the Company or any of its subsidiaries;
         (ii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company or any of its subsidiaries; or (iii) any "solicitation of proxies" (as such terms are used in the Commission's proxy rules), consents or other authorizations to vote any voting securities of the Company; (b) form, join or in any way participate in a "group" (as defined under the Securities Exchange Act of 1934, as amended) or otherwise act, alone or in concert with others, to seek to control or influence the management, Board of Directors or policies of the Company; (c) take any action which might force the Company to make a public announcement regarding any of the types of matters set forth in (a) above; or (d) enter into any discussions or arrangements with any third party with respect to any of the foregoing. Notwithstanding the foregoing, (a) there shall be no restriction on your purchase or sale, directly or indirectly, of any securities of, or voting rights with respect to, the Company or any of its subsidiaries, whether by way of private or open market transactions; and (b) Consultant shall, at all times, be permitted to solicit or obtain proxies from the following persons: (i) David Gandy;
         (ii) John Damoose; (iii) Jay Sekulow; (iv) C.A.S.E., a nonprofit organization; and (v) up to five (5) additional persons, in Consultant's sole discretion.

                  2.2. You further agree that, in exchange for the Company's willingness to furnish you with the Confidential Information, you shall not, during the pendency of your engagement as a consultant to the Company, or within the six month period following termination of the referenced Consulting and Settlement Agreement, either directly or indirectly, own, manage, operate, control, be an officer or director or be employed by any Competitor (defined below); you will not induce, directly or indirectly, solicit, or cause to be solicited, any employee of the Company to leave his/her employment with the Company; and you will not, directly or indirectly, solicit any customers or clients of the Company that have done business with the Company at any time or from time to time during the period of the Consultant's business relationship hereunder for any business purpose other than for the benefit of the Company. For purposes of this Agreement, a "COMPETITOR" is defined as any person, corporation or other entity which (i) is a telecommunications company of similar size and mission as the Company anywhere within the United States or (ii) with locations within a fifty (50) mile radius of Oklahoma City, Oklahoma, that, at any time, sells or attempts to sell any products or services which are the same as or similar to the products and services sold or promoted by the Company at any time and from time to time during the two (2) years immediately prior to the full execution of this Agreement. Beneficial or record ownership of not more than five percent (5%) of the outstanding capital stock of any publicly traded corporation for which the Consultant performs no active management or consulting services shall not be a violation of this Section 2.2.

                  2.3. The restrictive covenants in this Section 2.1 and Section
         2.2 are not intended to and shall not prohibit Consultant from performing any obligations imposed on him by the Consulting and Settlement Agreement and his consulting duties as set forth therein.

         3. No Waiver. It is understood and agreed that no failure or delay by the Company in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or future exercise thereof or the exercise of any other right, power or privilege hereunder.

         4. Covenants Independent Each restrictive covenant to which the Consultant shall be obligated under this Agreement shall be construed as a covenant independent of any other covenant or agreement to which the Company shall be obligated, whether contained in this Agreement or any other, and whether fully performed or executory, or any claim or cause of action directed by the Consultant against the Company, predicated upon such other covenant or agreement, except if based upon the Company's failure to make timely payment of the remuneration to which the Consultant is entitled hereunder, shall not constitute a defense to the enforcement by the Company of any of the Consultant's covenants made hereunder.

         5. Injunctive Relief It is further understood and agreed that money damages would not be sufficient remedy for any breach of this Agreement by you and that the Company shall be entitled to equitable relief; including injunction and specific performance, as a remedy for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach by you of this Agreement but shall be in addition to all other remedies at law or equity to the Company. In the event of litigation relating to this Agreement, if a court of competent jurisdiction determines that you have breached this Agreement, then you shall be liable and pay to the Company the reasonable legal fees incurred by the Company in connection with such litigation, including any appeal therefrom.

         6. Governing Law. This Agreement is for the benefit of the Company and its directors, officers, stockholders, affiliates and agents, and shall be governed by and construed in accordance with the laws of the State of Oklahoma. You also hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of Oklahoma and of the United States of America located in the State of Oklahoma for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and you agree not to commence any action, suit or proceeding relating thereto except in such courts), and further agree that service of any process, summons, notice or document by United States registered mail to your address set forth above shall be effective service of process for any action, suit or proceeding brought against you in any such court. You hereby irrevocable and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby, in the courts of the State of Oklahoma or the United States of America located in the State of Oklahoma and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any court has been brought in an inconvenient forum.

         7. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in any number of counterparts, each of which shall be an original, but all of which, together shall constitute one and the same instrument.

         8. Capitalized Terms. Each capitalized term used herein and not otherwise defined herein shall have the meaning given such term in the Consulting and Settlement Agreement or the Employment Agreement

         9. Severability and Reformation. Whenever possible, each provision and term of this Agreement will be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term will be ineffective only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement. If any of the covenants set forth in this Agreement are held by a court of competent jurisdiction to contain limitations as to time, geographical area or scope of activity to be restrained that are not reasonable and impose a greater restraint than is necessary, the court shall reform the covenants to the extent necessary to cause the limitations contained in the covenants as to time, geographical area and scope of activity to be restrained to be reasonable and to impose a restraint that is not greater than necessary and to enforce the covenants as reformed.

         10. Integration. This Agreement constitutes the entire understanding between Consultant and the Company relating the subject matter contained in this Agreement and supercedes any previous oral or written communications, representations, warranties, covenants, understanding or agreements between the Consultant and the Company relating to the subject matter of this Agreement.

                     [SIGNATURE PAGE TO AGREEMENT TO FOLLOW]

                          [SIGNATURE PAGE TO AGREEMENT]


                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 26 day of June, 2002.



                                        AMERIVISION COMMUNICATIONS, INC.


                                        By: KENNETH R. KOLEK
                                            ------------------------------------

                                        Name: Kenneth R. Kolek
                                              ----------------------------------

                                        Title: Chairman/CEO
                                               ---------------------------------




                                        /s/ STEPHEN D. HALLIDAY
                                        ----------------------------------------
                                        STEPHEN D. HALLIDAY

                          ACKNOWLEDGMENT AND AGREEMENT


         This ACKNOWLEDGMENT AND AGREEMENT (the "ACKNOWLEDGMENT AND AGREEMENT") is effective as of January 1, 2002, by and between Stephen D. Halliday, an individual (the "EXECUTIVE"), and AmeriVision Communications, Inc., an Oklahoma corporation (the "COMPANY").

                                   WITNESSETH:

         WHEREAS, the Executive, the Company, and Tracy Freeny, an individual (the "STOCKHOLDER"), entered into that certain Amended and Restated Employment Agreement dated May 26, 2000, as amended (the "EMPLOYMENT AGREEMENT"), which provides for the employment of the Executive by the Company pursuant to the terms and conditions thereof; and

         WHEREAS, there was, among other things, "a change of control within the Company" as defined in Section 8(e) of the Employment Agreement ("CHANGE OF CONTROL") in July of 2001, which constitutes a Good Reason for Executive to terminate employment pursuant to Section 8(e) of the Employment Agreement without the Executive being in breach of the Employment Agreement; and

         WHEREAS, the Executive and the Company have entered into a certain Consulting and Settlement Agreement dated the date hereof (the "CONSULTING AND SETTLEMENT AGREEMENT"), pursuant to which Executive will agree to defer certain rights and severance benefits under the Employment Agreement as a result of Good Reason termination provided under Section 8(e) of the Employment Agreement and to provide certain consulting services in consideration for the Company providing the Executive with certain continuing benefits and other valuable consideration.

         NOW THEREFORE, all parties hereby acknowledge and agree to the terms contained herein:

         1. TERMINATION. The Executive hereby exercises his right, as of the date hereof, to terminate his employment for Good Reason upon the occurrence of a Change in Control of the Company pursuant to Section 8(e) of the Employment Agreement.

         2. ACKNOWLEDGMENTS.

                  a. The Company acknowledges and accepts that there was "a change of control within the Company" as defined in Section 8(e) of the Employment Agreement in July of 2001, which constitutes a Good Reason for Executive to terminate employment pursuant to Section 8(e) of the Employment Agreement without the Executive being in breach of the Employment Agreement.

                  b. The Company acknowledges and accepts that the Executive has fulfilled and satisfied all preexisting conditions for and has validly and properly exercised his right to terminate his employment for Good Reason under Section 8(e) of the Employment Agreement.

                  c. The Company acknowledges that the Executive is relying on this Acknowledgment and Agreement for purposes of entering into the Consulting and Settlement Agreement dated concurrently herewith. The Company acknowledges that the Executive would not have entered into the Consulting and Settlement Agreement, but for the Company's execution of this Acknowledgment and Agreement.

                  d. The Company acknowledges that the Executive is entitled to the following severance benefits pursuant to Section 8(e) of the Employment Agreement:

                           (i) to continue to receive his current annual Base
                  Compensation through May 24, 2004;

                           (ii) to receive additional payments equal to his
                  current annual Base Compensation payable over the 12-month period following the date hereof (the effective date of the termination of the Executive's employment);

                           (iii) to continue to receive full vesting of all
                  Stock Bonus and Stock Option Grants as provided in Sections 4 and 5 of the Employment Agreement;

                           (iv) to receive payment of a cash bonus at the time
                  of each vesting as described in Section 4 of the Employment Agreement; and

                           (v) to receive all of the Executive's accrued, vested
                  and unpaid salary and benefits as of the date hereof, including the CPI adjustment to his compensation as required by Section 3 of the Employment Agreement. Pursuant to Section 3, a CPI adjustment is due for past compensation "effective on the anniversary of February 1, 1999," and in addition the CPI adjustment is necessary to calculate the amounts due in (i) and (ii) above.

         Without limiting the generality of the foregoing, the Company acknowledges that Exhibit A ("PAYMENTS DUE") attached hereto provides a complete and accurate depiction of the Executive's severance payments under the Employment Agreement for a Good Reason termination of service.

         3. RELEASE BY COMPANY. In consideration of the Executive's entering into the Consulting and Settlement Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, for itself and on behalf of its successors, assigns and affiliates, hereby releases and discharges the Executive from any claim, liability, damage, cost, expense or other obligation of the Executive to the Company, whether known or unknown, in law or in equity, which the Company or Company's successors, assigns and affiliates ever had, now has or hereafter may have, including, without limitation for, upon or by reason of any matter, cause, event or thing whatsoever from the beginning of the world to the date hereof.

         4. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to Executive as follows:

                  a. The Company has the power to enter into this Acknowledgment and Agreement and to perform its obligations under this Acknowledgment and Agreement and has taken all necessary action to authorize such execution, delivery, and performance.

                  b. This Acknowledgment and Agreement does not and will not violate or conflict with any law applicable to it, and provision of its organizational documents, any order of judgment of any court or other agency of government applicable to it or any of its assets or any contractual restrictions binding on or affecting it or any of its assets; and

                  c. The Company's obligations under this Acknowledgment and Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium, or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

         5. CAPITALIZED TERMS. Each capitalized term used herein and not otherwise defined herein shall have the meaning given such term in the Employment Agreement.

         6. GOVERNING LAW. This Acknowledgment and Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Oklahoma, without regard to conflict of law principles.

         7. COUNTERPARTS. This Acknowledgment and Agreement may be executed and delivered (including by facsimile transmission) in any number of counterparts, each of which shall be an original, but all of which, together shall constitute one and the same instrument.

         8. BINDING EFFECT. All of the terms and provisions of this Acknowledgment and Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective successors and assigns.


                            [SIGNATURE PAGE FOLLOWS]

                [SIGNATURE PAGE TO ACKNOWLEDGMENT AND AGREEMENT]


         IN WITNESS WHEREOF, the parties hereto have executed this Acknowledgment and Agreement as of the effective date hereof.

                                          AMERIVISION:

                                          AMERIVISION COMMUNICATIONS, INC.


                                          By:    /s/ KENNETH R. KOLEK
                                                 -------------------------------

                                          Name:   Kenneth R. Kolek
                                                  ------------------------------
                                          Title:  Chairman/CEO
                                                  ------------------------------



                                          EXECUTIVE:

                                          /s/ STEPHEN D. HALLIDAY
                                          --------------------------------------
                                          Stephen D. Halliday

                                   EXHIBIT A

                                  PAYMENTS DUE



YEAR                          AMOUNT
----                          ------

2002                       $1,343,843(1)

2003                       $  641,346

2004                       $  251,267
                           ----------
                           $2,236,456

1. As of May 30, 2002, the amount of $187,500 had been paid to Executive, resulting in a net payable amount of $2,048,956 due to Executive as of such date. Assuming that the Company makes a $37,500 payment to Executive on June 15, 2002, a net payable amount of $2,011,456 shall be due to Executive as of June 30, 2002.